Provider Variable Life

Issued by
Everlake Life Insurance Company
Through
Everlake Life Variable Life Separate Account A

Supplement Dated August 19, 2026 to
Notice Document Dated May 1, 2026

Notice of Portfolio Merger
The Board of Trustees of the Lincoln Variable Insurance Products Trust has approved an Agreement and Plan of Reorganization to merge the LVIP American Century International Fund with and into the LVIP MFS International Growth Fund (the “Reorganization”).

The Reorganization is subject to certain conditions, including approval by shareholders of the LVIP American Century International Fund. The Reorganization is expected to be completed on or about October 9, 2026 (“Closing Date”).

As of the Closing Date, this Supplement amends the Notice Document listed above by removing all references to the LVIP American Century International Fund as an investment option under your Policy and the LVIP MFS International Growth Fund will be added as an investment option under your Policy.

If you are invested in the LVIP American Century International Fund and do not want to be subject to the Reorganization, you will need to transfer your Policy Value invested in the LVIP American Century International Fund into a new investment option offered under your Policy. This transfer will not count toward the number of free transfers allowed under your Policy.

OTHER INFORMATION
If you have any questions regarding these changes, please feel free to contact your financial representative/agent or Everlake Life Insurance Company directly at 1-833-879-0774.

The prospectus for the LVIP MFS International Growth Fund and any of the other underlying funds that correspond to the Variable Sub-Accounts offered under your Policy can be found online at https://www.everlakelife.com/provider-spvl. You also can request this information at no cost by calling 1-833-879-0774 or by sending an email request to ELCustomerservice@everlake.nttdata.com.